UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/04/2013

SEACHANGE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21393

DELAWARE	04-3197974
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

50 Nagog Park, Acton, MA 01720
(Address of principal executive offices, including zip code)

(978) 897-0100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Anthony Dias as Permanent Chief Financial Officer

On September 4, 2013, the Board of Directors of SeaChange appointed Anthony Dias, currently serving as interim Chief Financial Officer of SeaChange, as the permanent Chief Financial Officer of SeaChange.

Mr. Dias will receive an annualized salary of $250,000. Mr. Dias will be eligible for a target bonus of $180,000, with $80,000 payable in cash and $100,000 payable in RSUs.

Mr. Dias, age 47, joined SeaChange on December 3, 2007 as Vice President of Finance and Corporate Controller. He became Chief Accounting Officer in June 2012. On May 8, 2013, Mr. Dias was appointed as SeaChange's interim Chief Financial Officer and promoted to Senior Vice President and Treasurer, effective as of June 1, 2013. Prior to joining SeaChange, Mr. Dias served as Corporate Controller at LeMaitre Vascular, Inc. from October 2006 to November 2007. Prior to that Mr. Dias held various senior finance positions with Candela Corporation, Globalware, Inc. and Aldiscon, Inc. (later acquired by Logica). Mr. Dias is also a Certified Public Accountant.

The selection of Mr. Dias to serve as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Dias and any director or other executive officer of SeaChange and there are no related persons transactions between SeaChange and Mr. Dias reportable under Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure

On September 5, 2013, SeaChange issued a press release regarding Mr. Dias' appointment. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached and incorporated herein by reference is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are attached to this report:

Exhibit No.        Description

99.1                    Press release issued by SeaChange International, Inc., dated September 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

Date: September 05, 2013	By:	/s/ Raghu Rau
Raghu Rau
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release issued By SeaChange International, Inc. dated September 5, 2013.